GREAT-WEST FUNDS, INC.

Great-West T. Rowe Price Equity Income Fund

Institutional Class Ticker: MXVHX

Investor Class Ticker: MXEQX

Class L Ticker: MXTQX

Supplement dated August 16, 2019 to the Prospectus and Summary Prospectus

for the Fund, each dated April 30, 2019, as supplemented

Notice of Merger Subject to Shareholder Approval

As described in the supplement, dated June 14, 2019, at in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds (the “Target Fund”), with and into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) another series of Great-West Funds (the “Acquiring Fund”) (the “Merger”).

The dates communicated in the supplement, dated June 14, 2019, have been changed as follows:

The annual meeting of shareholders of the Target Fund is to be held on October 23, 2019; shareholders of record as of August 9, 2019 will be asked to vote on the Merger. Subject to shareholder approval, it is anticipated the Merger will be consummated on or about October 25, 2019, or on such other date as the officers of Great-West Funds determine.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 30, 2019, as supplemented.

Please keep this Supplement for future reference.